EXHIBIT 99.1

Certain information with respect to the pool of mortgage loans delivered to the trust on the closing date is set forth herein (such mortgage loans, the “Mortgage Loans”).

The Mortgage Loans consist of 1,024 adjustable-rate and 296 fixed-rate mortgage loans having aggregate principal balances as of March 1, 2006, the cut-off date, of approximately $192,837,091 and $52,158,547, respectively, after application of scheduled payments due on or before the cut-off date whether or not received and application of all unscheduled payments of principal received prior to the cut-off date, and subject to a permitted variance of plus or minus 5%. Approximately 94.48% of the Mortgage Loans that are adjustable-rate mortgage loans will adjust monthly after their initial adjustment date based on a One-Year MTA index. Approximately 5.52% of the Mortgage Loans that are adjustable-rate mortgage loans will adjust every six months after their initial adjustment date based on a 6-month LIBOR index. The Mortgage Loans have the additional characteristics set forth in the tables below as of the cut-off date (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
0.01 - 25,000.00	18	$363,242.80	0.15%
25,000.01 - 50,000.00	152	5,993,569.80	2.45
50,000.01 - 75,000.00	183	11,368,580.64	4.64
75,000.01 - 100,000.00	127	11,076,748.69	4.52
100,000.01 - 200,000.00	392	56,532,149.81	23.07
200,000.01 - 300,000.00	197	48,287,993.69	19.71
300,000.01 - 400,000.00	139	49,060,696.85	20.03
400,000.01 - 500,000.00	59	26,871,254.12	10.97
500,000.01 - 600,000.00	23	12,717,212.78	5.19
600,000.01 - 700,000.00	17	10,991,040.88	4.49
700,000.01 - 800,000.00	6	4,389,426.65	1.79
800,000.01 - 900,000.00	2	1,687,332.44	0.69
900,000.01 - 1,000,000.00	4	3,993,888.23	1.63
1,500,000.01 and above	1	1,662,500.00	0.68
Total	1,320	$244,995,637.38	100.00%

_________________

As of March 1, 2006 the average current principal balance of the Mortgage Loans was approximately $185,602.76.

MORTGAGE LOAN TYPE

Mortgage Loan Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
2/30 Balloon - Fixed	169	$27,766,302.06	11.33%
2/30 IO Balloon - Fixed	127	24,392,244.47	9.96
5/30 Balloon - ARM	491	82,142,120.64	33.53
5/30 IO Balloon - ARM	533	110,694,970.21	45.18
Total	1,320	$244,995,637.38	100.00%

MORTGAGE RATE

Range of Current Gross Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
3.000- 3.999	1	$87,042.36	0.04%
4.000- 4.999	31	9,321,666.86	3.80
5.000- 5.999	284	69,484,099.10	28.36
6.000- 6.999	589	93,848,324.46	38.31
7.000- 7.999	90	18,055,604.24	7.37
8.000- 8.999	114	22,509,767.54	9.19
9.000- 9.999	135	22,270,349.62	9.09
10.000-10.999	54	6,895,969.49	2.81
11.000-11.999	18	1,785,244.14	0.73
12.000-12.999	4	737,569.57	0.30
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the lowest mortgage rate of the Mortgage Loans was 3.875%, the highest mortgage rate of the Mortgage Loans was 12.500% and the weighted average mortgage rate of the Mortgage Loans was approximately 7.031%.

FICO SCORE

Range of FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
580- 599	1	$184,328.46	0.08%
620- 639	9	1,338,001.35	0.55
640- 659	20	3,318,426.63	1.35
660- 679	84	14,977,678.96	6.11
680- 699	266	47,686,461.92	19.46
700- 719	243	49,092,259.90	20.04
720- 739	215	38,625,966.86	15.77
740- 759	173	33,680,649.32	13.75
760- 779	163	29,388,530.32	12.00
780- 799	105	20,315,918.00	8.29
800- 819	41	6,387,415.66	2.61
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average FICO score of the Mortgage Loans was approximately 727.

ORIGINAL BALLOON TERM

Original Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
24	296	$52,158,546.53	21.29%
60	1,024	192,837,090.85	78.71
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average original balloon term of the Mortgage Loans was approximately 52 months.

REMAINING BALLOON TERM

Range of Remaining Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
13- 24	296	$52,158,546.53	21.29%
49- 60	1,024	192,837,090.85	78.71
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average remaining balloon term of the Mortgage Loans was approximately 51 months.

ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original Loan-to-value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
0.01- 40.00	9	$1,144,267.21	0.47%
40.01- 45.00	3	628,664.13	0.26
45.01- 50.00	8	1,434,133.87	0.59
50.01- 55.00	2	719,837.50	0.29
55.01- 60.00	9	2,524,503.78	1.03
60.01- 65.00	20	8,421,518.67	3.44
65.01- 70.00	45	13,884,619.07	5.67
70.01- 75.00	58	16,796,755.92	6.86
75.01- 80.00	252	56,506,557.39	23.06
80.01- 85.00	60	18,307,136.96	7.47
85.01- 90.00	852	124,465,260.27	50.80
90.01- 95.00	2	162,382.61	0.07
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average original loan-to-value ratio of the Mortgage Loans was approximately 82.98%.

LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Purchase	1,311	$243,725,822.27	99.48%
Cash Out Refinance	5	820,893.53	0.34
Rate/Term Refinance	4	448,921.58	0.18
Total	1,320	$244,995,637.38	100.00%

STATE

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Alabama	5	$449,199.26	0.18%
Alaska	5	625,410.39	0.26
Arizona	79	14,510,250.62	5.92
Arkansas	4	193,547.11	0.08
California	338	86,464,786.60	35.29
Colorado	42	7,066,057.16	2.88
Connecticut	5	826,294.55	0.34
Delaware	4	579,769.20	0.24
Florida	284	44,075,467.84	17.99
Georgia	35	3,126,014.14	1.28
Hawaii	39	11,031,765.96	4.50
Idaho	18	2,311,087.74	0.94
Illinois	24	3,524,782.84	1.44
Indiana	7	541,631.05	0.22
Kansas	1	53,910.00	0.02
Kentucky	2	156,245.11	0.06
Louisiana	2	116,228.38	0.05
Maine	1	359,605.25	0.15
Maryland	5	1,256,321.72	0.51
Massachusetts	7	1,414,239.88	0.58
Michigan	14	2,643,079.47	1.08
Minnesota	5	452,281.18	0.18
Missouri	7	513,818.22	0.21
Montana	14	1,346,154.40	0.55
Nevada	36	8,202,641.48	3.35
New Hampshire	3	437,008.03	0.18
New Jersey	6	3,259,279.63	1.33
New Mexico	17	1,727,282.33	0.71
New York	14	2,821,602.21	1.15
North Carolina	26	4,231,747.70	1.73
Ohio	9	845,767.56	0.35
Oklahoma	1	53,819.12	0.02
Oregon	36	6,154,004.67	2.51
Pennsylvania	11	973,845.92	0.40
Rhode Island	1	314,910.69	0.13
South Carolina	17	3,495,422.48	1.43
South Dakota	1	21,411.04	0.01
Tennessee	13	1,554,228.41	0.63
Texas	32	2,855,490.58	1.17
Utah	64	11,891,857.03	4.85
Virginia	16	2,924,902.97	1.19
Washington	65	8,907,457.46	3.64
West Virginia	1	116,000.00	0.05
Wisconsin	3	434,010.00	0.18
Wyoming	1	135,000.00	0.06
Total	1,320	$244,995,637.38	100.00%

REMAINING AMORTIZATION TERM

Range of Remaining Amortization Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Interest Only	660	$135,087,214.68	55.14%
349- 360	660	109,908,422.70	44.86
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average remaining amortization term of the Mortgage Loans is approximately 359 months.

INITIAL PERIODIC RATE CAP

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Fixed-Rate	296	$52,158,546.53	21.29%
1.000	65	10,645,290.57	4.35
5.000	959	182,191,800.28	74.37
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average initial periodic rate cap of the Mortgage Loans that are adjustable rate mortgage loans was approximately 4.779%

SUBSEQUENT PERIODIC RATE CAP

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Fixed-Rate	296	$52,158,546.53	21.29%
1.000	1,024	192,837,090.85	78.71
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average subsequent periodic rate cap of the Mortgage Loans that are adjustable rate mortgage loans was approximately 1.000%

MAXIMUM MORTGAGE RATE

Range of Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Fixed-Rate	296	$52,158,546.53	21.29%
9.000- 9.999	1	87,042.36	0.04
10.000-10.999	33	9,286,631.62	3.79
11.000-11.999	292	72,174,413.96	29.46
12.000-12.999	603	95,648,385.18	39.04
13.000-13.999	25	3,369,970.56	1.38
14.000-14.999	20	3,909,644.30	1.60
15.000-15.999	33	6,536,217.72	2.67
16.000-16.999	17	1,824,785.15	0.74
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average maximum mortgage rate of the Mortgage Loans that are adjustable rate mortgage loans was approximately 12.487%.

MINIMUM MORTGAGE RATE

Range of Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Fixed-Rate	296	$52,158,546.53	21.29%
3.000- 3.999	2	169,334.81	0.07
4.000- 4.999	264	57,434,856.03	23.44
5.000- 5.999	580	104,792,675.79	42.77
6.000- 6.999	138	23,631,783.16	9.65
7.000- 7.999	29	5,257,723.43	2.15
8.000- 8.999	9	1,012,969.72	0.41
9.000- 9.999	2	537,747.91	0.22
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average minimum mortgage rate of the Mortgage Loans that are adjustable rate mortgage loans was approximately 5.365%

NEXT RATE ADJUSTMENT DATE

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Fixed-Rate	296	$52,158,546.53	21.29%
March 1, 2006	9	2,253,968.32	0.92
April 1, 2006	342	65,865,861.00	26.88
April 7, 2006	1	471,750.00	0.19
May 1, 2006	293	53,707,100.96	21.92
June 1, 2006	285	55,420,600.00	22.62
July 1, 2006	55	8,396,658.49	3.43
August 1, 2006	21	4,218,867.08	1.72
September 1, 2006	16	2,126,885.00	0.87
October 1, 2006	2	375,400.00	0.15
Total	1,320	$244,995,637.38	100.00%

As of March 1, 2006, the weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 2 months.

MARGIN RATE

Range of Margin Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans (%)
Fixed-Rate	296	$52,158,546.53	21.29%
3.000- 3.999	2	169,334.81	0.07
4.000- 4.999	264	57,434,856.03	23.44
5.000- 5.999	580	104,792,675.79	42.77
6.000- 6.999	138	23,631,783.16	9.65
7.000- 7.999	29	5,257,723.43	2.15
8.000- 8.999	9	1,012,969.72	0.41
9.000 and above	2	537,747.91	0.22
Total	1,320	$244,995,637.38	100.00%